Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

    This Fourth Amendment to Credit Agreement (the "Fourth Amendment") is dated as of July 12, 2004 and is made by and among PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company (the "Borrower"), the financial institutions party hereto (individually a "Lender" and collectively, the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent").

RECITALS:

    WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of October 30, 2001, as amended or modified by that certain Letter Amendment to the Credit Agreement dated October 23, 2002, that certain Letter Amendment to the Credit Agreement dated March 7, 2003 and that certain Third Amendment to Credit Agreement dated October 31, 2003 (as further amended or modified by that certain Letter Agreement dated November 1, 2002 and that certain Letter Agreement dated December 18, 2002) (as amended, the "Credit Agreement") (unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement);

    WHEREAS, the parties hereto desire to further amend the Credit Agreement as hereinafter provided.

    NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

       1.        Recitals.  The foregoing recitals are true and correct and incorporated herein by reference.
         2.        Amendment to Credit Agreement.
         3.        New Definitions.  The following new definitions are inserted in Section 1.1 in alphabetical order:

                 "Coal Handling LLCs shall mean collectively and Coal Handling LLC shall mean individually Coal Handling Solutions LLC, Kingsport Services LLC, Kingsport Handling LLC, Covington Handling LLC and Maysville Handling LLC, in each case a Delaware limited liability company."

                "Coal Handling Transaction Documents shall mean (i) the Purchase and Sale Agreement dated the date hereof by and among A.T. Massey Coal Company, Inc., Martin County Coal Corporation d/b/a Coal Handling Facility, Inc., Tennessee Consolidated Coal Co., Tennessee Energy Corp and Road Fork Development Company, Inc. and Loadout LLC and Parent (the "Purchase Agreement"), (ii) the Amended and Restated Limited Liability Company Agreement of each of the Coal Handling LLCs, in each case dated as of the date hereof (collectively, the "LLC Agreements") and (iii) the Guaranty by Parent dated the date hereof and executed in favor of Coal Handling Facility, Inc., Tennessee Consolidated Coal Co., Tennessee Energy Corp., Road Fork Development Company, Inc., and A.T. Massey Coal Company, Inc. in connection with the Purchase Agreement (the "Parent Coal Handling Guaranty")."

                "Fourth Amendment Effective Date shall mean July 12, 2004."

                "LLC Agreements shall have the meaning assigned to such term in the definition of Coal Handling Transaction Documents."

                "Parent Coal Handling Guaranty shall have the meaning assigned to such term in the definition of Coal Handling Transaction Documents."

                "Purchase Agreement shall have the meaning assigned to such term in the definition of Coal Handling Transaction Documents."

                      (b)           Existing Definitions.  The following existing definition in Section 1.1 is hereby amended and restated to read as follows:

                        "Subsidiary of any Person at any time means (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, or (iii) any limited liability company of which such Person is a member or of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries.  Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower; provided however, that each of the Coal Handling LLCs shall not be deemed to be a Subsidiary hereunder.

                        (c)           Accounting Principles.  Section 1.2 of the Credit Agreement is hereby amended by inserting a new paragraph after the initial paragraph thereof to read as follows:

                         "Notwithstanding the foregoing, for purposes of all calculations made pursuant to any provision of this Agreement in respect of the Borrower and its Subsidiaries or of the Loan Parties on a consolidated basis, pursuant to Section 5.3 [Financial Covenants], (including, without limitation, for purposes of the definitions of "Applicable Margin" and "Commitment Fee Rate"), balance sheet items and income statement items (whether positive or negative) attributable to any Coal Handling LLC that is not a Subsidiary of the Borrower shall be included (notwithstanding that such Person is not a Subsidiary) to the extent of the Loan Parties' share of actual cash distributions from such Coal Handling LLC as of the date of determination."

                        (d)           Loans, Acquisitions and Investments.  Section 5.6 [Loans Acquisitions and Investments] of the Credit Agreement is hereby amended by inserting a new subsection (h) immediately after subsection (g) thereof to read as follows:

                                                        "(h)         investments in Coal Handling LLCs as follows:

                                                                    (1)           The investment by Loadout LLC in the Coal Handling LLCs to be made on or about the Fourth Amendment Effective Date which consists of Loadout LLC directly or indirectly purchasing 50% of the membership interests of each Coal Handling LLC for a purchase price up to $30,000,000 in the aggregate; provided that three days prior to making such investment, Loadout LLC shall deliver copies of the Coal Handling Transaction Documents (or drafts thereof) setting forth the terms of such investment, which terms and documents shall be acceptable to the Agent in its sole discretion; and

                                                                    (2)           Additional cash investments not to exceed $5,000,000 in the aggregate in the Coal Handling LLCs, provided that, the Loan Parties shall be in compliance with the Credit Agreement, and there shall exist no Event of Default or Potential Default, at the time of the making of each such additional investment and after giving effect thereto."

                    (e)           Indebtedness.  Section 5.5 [Indebtedness] of the Credit Agreement is hereby amended by deleting the period at the end of clause (vi) thereof and inserting a semicolon in place thereof and adding the following clauses to read as follows:

                    "(vii)       the Parent Coal Handling Guaranty; provided that (i) each of the Parent Coal Handling Guaranty and the Coal Handling Transaction Documents are not modified after the Fourth Amendment Effective Date in a way that would have the effect of  increasing the obligations of the Parent under the Parent Coal Handling Guaranty beyond the obligations identified therein on the Fourth Amendment Effective Date and (ii) nothing contained in this Section shall authorize or permit the Borrower or Loadout to make investments (whether in the form of capital contributions, loans, advances, payments under the Parent Coal Handling Guaranty or otherwise) to any of the Coal Handling LLCs in excess of the amounts permitted by Section 5.6(h);

                     (viii)        Indebtedness assumed by Loadout LLC in connection with the investment by Loadout LLC in the Coal Handling LLCs in a maximum aggregate amount not to exceed $2,500,000; provided that the terms of such assumed Indebtedness do not change after the Fourth Amendment Effective Date."

                    (f)            Negative Pledges.  Section 5.12 [Negative Pledges] of the Credit Agreement is hereby amended by inserting immediately after the word "thereof" in clause (iii) the following:

                    "or (iv) the restrictions and limitations included in the LLC Agreements as in effect on the Fourth Amendment Effective Date with respect to the transfer of its membership interests in such Coal Handling LLCs."

           (g)           Covenants with respect to Coal Handling LLCs:  A new Section 5.16 shall be added to the Credit Agreement immediately after Section 5.15 to read as follows:

                "5.16       Covenants Relating to Coal Handling LLCs.

                5.16a       Indebtedness of Coal Handling LLCs.  Neither the Borrower nor any Subsidiary shall authorize or in any way permit the Coal Handling LLCs to incur or have outstanding any Indebtedness.

                5.16b       No Limitation on Dividends and Distributions of Coal Handling LLCs.  The Borrower and the Subsidiaries shall not permit any Coal Handling LLC to enter into or otherwise be bound by any agreement with any third party not to pay dividends or make distributions to Loadout LLC, except as imposed by any Governmental Rule or Governmental Authority and except for the organizational documents of the Coal Handling LLC, which are subject to the following sentence.  The Borrower and the Subsidiaries shall not permit any Coal Handling LLC to permit to be changed after the date hereof any provision of any operating agreement or other organizational, formation or governing document of such Coal Handling LLC in a manner that would prevent such Coal Handling LLC from paying dividends or making distributions to Loadout LLC, except as imposed by any Governmental Rule or Governmental Authority.

               5.16c       Furnishing Information With Respect to Coal Handling LLCs.  The Borrower and the Subsidiaries shall cause to be delivered promptly to the Lenders any financial, operational or other information with respect to the Coal Handling LLCs as from time to time may be reasonably requested by the Agent."

    3.Conditions to Effectiveness.  This Fourth Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent and the Required Lenders (the "Fourth Amendment Effective Date", it being agreed that the Fourth Amendment Effective Date shall occur no later than July 12, 2004 or such later date agreed to in writing by the Agent):

    (a)           Execution and Delivery of Fourth Amendment.  The Borrower, the Guarantors, the Required Lenders and the Agent shall have executed those Loan Documents to which it is a party, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.      (b)           Confirmation Agreement.  The Borrower shall cause to be delivered to the Agent a Confirmation Agreement, attached as Exhibit A hereto, executed by each Guarantor.
      (c)           Material Adverse Change.  Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Fourth Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.
     (d)           Litigation.  Each of the Loan Parties represents and warrants to the Agent and the Lenders that, by its execution and delivery hereof to the Agent, after giving effect to this Fourth Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties' knowledge, threatened against any of the Loan Parties or any of their respective properties that could reasonably be expected to result in a Material Adverse Change or that purport to affect the legality, validity or enforceability of the Credit Agreement, the Notes or any other Loan Document.

    (e)           Representations and Warranties; No Event of Default.  The representations and warranties set forth in the Credit Agreement and this Fourth Amendment shall be true and correct on and as of the Fourth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other Material Contract, as of the Fourth Amendment Effective Date.

   4.             Representations and Warranties.  By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Fourth Amendment, (ii) no Potential Default or Event of Default has occurred and is continuing, and (iii) the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any of the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

5.             Full Force and Effect.  All provisions of the Credit Agreement remain in full force and effect on and after the Fourth Amendment Effective Date and the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.
  6.             Counterparts.  This Fourth Amendment may be signed in counterparts (by facsimile transmission or otherwise).
7.             Incorporation into Credit Agreement.  This Fourth Amendment shall be incorporated into the Credit Agreement by this reference.

8.             Governing Law.  This Fourth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                                                                                PENN VIRGINIA OPERATING CO., LLC, a
                                                                                                Delaware limited liability company

                                                                                                By:  /s/ Nancy M. Snyder
                                                                                                Name:         Nancy M. Snyder
                                                                                                Title:           Vice President

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                BNP PARIBAS

                                                                                                By:  /s/ Mark A. Cox
                                                                                                Name:  Mark A. Cox
                                                                                                Title:    Director

                                                                                                By:  /s/ Larry Robinson
                                                                                                Name:  Larry Robinson
                                                                                                Title:    Director

                                                                                                Address for notice purposes:

                                                                                                BNP Paribas
                                                                                                1200 Smith Street - Suite 3100
                                                                                                Houston, Texas 77002
                                                                                                Attention:              Evans Swann
                                                                                                Telephone:            (713) 982-1100
                                                                                                Telecopier:            (713) 659-6915

                                                                                                With a copy to:

                                                                                                BNP Paribas
                                                                                                919 Third Avenue
                                                                                                New York, NY 10022
                                                                                                Attention:  Cory Lantin
                                                                                                Telephone:            (212) 471-6631
                                                                                                Telecopier:            (212) 841-2683

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                BRANCH BANKING AND TRUST COMPANY

                                                                                                By:  /s/ Stephen J. Wood
                                                                                                Name:  Stephen J. Wood
                                                                                                Title:    VP

                                                                                                Address for notice purposes:

                                                                                                200 West Second Street
                                                                                                Winston Salem, North Carolina  27101
                                                                                                Attention:              Steve Wood
                                                                                                Telephone:            (336) 733-2735
                                                                                                Telecopier:            (336) 733-2740

                                                                                                With a copy to:

                                                                                                Brenda Kirby
                                                                                                200 West Second Street
                                                                                                Winston-Salem, North Carolina  27101
                                                                                                Telephone:  (336) 733-2726
                                                                                                Telecopier:  (336) 733-2740

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                FLEET NATIONAL BANK

                                                                                                By:  /s/ Terrence Ronan
                                                                                                Name:  Terrence Ronan
                                                                                                Title:    Managing Director

                                                                                                Address for notice purposes:

                                                                                                Fleet National Bank
                                                                                                100 Federal Street
                                                                                                Boston, Massachusetts 02110
                                                                                                Attention:              Michael Brochetti
                                                                                                Telephone:            (617) 434-3017
                                                                                                Telecopier:            (617) 434-3652

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                PNC BANK, NATIONAL ASSOCIATION

                                                                                                By:  /s/ Dale A. Stein
                                                                                                Name:         Dale A. Stein
                                                                                                Title:           Senior Vice President

                                                                                                Addresses for notice purposes:

                                                                                                PNC Bank, National Association
                                                                                                Agency Services
                                                                                                PNC Firstside Center
                                                                                                500 First Avenue, 4th Floor
                                                                                                Pittsburgh, PA  15219
                                                                                                Attention:              Lisa Pierce
                                                                                                Telephone:            (412) 762-6442
                                                                                                Telecopier:            (412) 762-8672

                                                                                                With a copy to:

                                                                                                PNC Bank, National Association
                                                                                                Energy Metals and Mining Group
                                                                                                One PNC Plaza - 2nd Floor
                                                                                                249 Fifth Avenue
                                                                                                Pittsburgh, Pennsylvania 15222-2707
                                                                                                Attention:              Christopher N. Moravec
                                                                                                Telephone:            (412) 762-2540
                                                                                                Telecopier:            (412) 705-3232

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                SUNTRUST BANK

                                                                                                By:  /s/ Scott C. Folsom
                                                                                                Name:  Scott C. Folsom
                                                                                                Title:    Sr. VP

                                                                                                Address for notice purposes:

                                                                                                SunTrust Bank, East Tennessee
                                                                                                207 Mockingbird Lane
                                                                                                Johnson City, Tennessee 37604
                                                                                                Attention:              Scott C. Folsom
                                                                                                Telephone:            (423) 461-1076
                                                                                                Telecopier:            (423) 434-0338

                                                                                                With a copy to:

                                                                                                SunTrust Bank
                                                                                                MC TN Nash 4800
                                                                                                41 Rachel Drive
                                                                                                Nashville, Tennessee 37214
                                                                                                Attention:              Leigh Anne Gregory
                                                                                                Telephone:            (615) 232-1640
                                                                                                Telecopier:            (615) 232-1675

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                THE HUNTINGTON NATIONAL BANK

                                                                                                By:  /s/ L. Blair DeVan
                                                                                                Name:  L. Blair DeVan
                                                                                                Title:    Vice President

                                                                                                Address for notice purposes:

                                                                                                The Huntington National Bank
                                                                                                900 Lee Street, 2nd Floor
                                                                                                Charleston, WV 25301
                                                                                                Attention:              Blair DeVan
                                                                                                Telephone:            (304) 348-7138
                                                                                                Telecopier:            (304) 348-5055

                                                                                                With a copy to:

                                                                                                The Huntington National Bank
                                                                                                7450 Huntington Park Drive
                                                                                                Columbus, Ohio 43235
                                                                                                Attention:              Blair DeVan
                                                                                                Telephone:            (614) 480-1050
                                                                                                Telecopier:            (614) 480-2249

[SIGNATURE PAGE TO PENN VIRGINIA OPERATING
CO., LLC FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                                                                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                                                                                By:  /s/ Jonathan R. Richardson
                                                                                                Name:  Jonathan R. Richardson
                                                                                                Title:    Vice President

                                                                                                Address for notice purposes:

                                                                                                Wachovia Bank, National Association
                                                                                                201 South Jefferson Street
                                                                                                Roanoke, Virginia 24011-1701
                                                                                                Attention:         Laurence Levy (VA7446)
                                                                                                Telephone:       (540) 563-7609
                                                                                                Telecopier:       (540) 561-5262

                                                                                                Mail:

                                                                                                Wachovia Bank, National Association
                                                                                                P.O. Box 13327
                                                                                                Roanoke, Virginia 24040

EXHIBIT A

FORM OF
CONFIRMATION AGREEMENT

    THIS CONFIRMATION AGREEMENT is made as of July 12, 2004 by PENN VIRGINIA RESOURCE PARTNERS, L.P., a Delaware limited partnership, LOADOUT LLC, a Delaware limited liability company, WISE, LLC, a Delaware limited liability company, K RAIL, LLC, a Delaware limited liability company, SUNCREST RESOURCES, LLC, a Delaware limited liability company, and FIELDCREST RESOURCES, LLC, a Delaware limited liability company (collectively, the "Guarantors" and each, individually, a "Guarantor"), in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders, as defined herein.

Background

    Reference is made to (i) that certain Credit Agreement, dated as of October 30, 2001, by and among the Penn Virginia Operating Co., LLC (the "Borrower"), the Lenders party thereto and PNC Bank, National Association, as agent for the Lenders (the "Agent"), as amended or modified by that certain Letter Amendment to the Credit Agreement, dated October 23, 2002, that certain Letter Amendment to the Credit Agreement, dated March 7, 2003 and that certain Third Amendment to Credit Agreement, dated October 31, 2003 (as further amended or modified by that certain Letter Agreement, dated November 1, 2002, and that certain Letter Agreement, dated December 18, 2002); and (ii) those certain Guaranty Agreements from each of the Guarantors to the Agent, dated as of October 30, 2001 (each, a "Guaranty Agreement" and collectively, the "Guaranty Agreements") that guaranty the Indebtedness of the Borrower under the Credit Agreement.

Agreement

    Capitalized terms defined in the Credit Agreement are used herein as defined therein.

    The Borrower has requested that the Lenders and the Agents enter into that certain Fourth Amendment to the Credit Agreement (the "Fourth Amendment"), dated as of the date hereof (as amended, the "Credit Agreement"), a copy of which has been delivered to each Guarantor.

    Each Guarantor hereby acknowledges that its Guaranty Agreement (i) continues in full force and effect; and (ii) relates to the obligations of the Borrower under the Credit Agreement, as amended by and through the Fourth Amendment.  Each Guarantor further (a) acknowledges that the Indebtedness and other obligations of the Borrower under the Credit Agreement constitute Bank Indebtedness under its Guaranty Agreement; and (b) confirms its obligations under the Guaranty Agreement to which it is a party.  The guaranties, covenants and agreements set forth in the Guaranty Agreements are hereby made and granted to secure the obligations under the Credit Agreement as if the same were made or granted on the date hereof; and each of the Guarantors hereby agrees that from the date hereof and so long as any Revolving Credit Loan or any Revolving Credit Commitment of any Lender shall remain outstanding and until the payment in full of the Revolving Credit Loans and the Revolving Credit Notes and the performance of all other obligations of the Guarantors under the Guaranty Agreements, such Guarantor shall perform, comply with, and be subject to and bound by the terms and provisions of its Guaranty Agreement.

    Each Guarantor represents and warrants to the Agent that, by its execution and delivery hereof to the Agent, after giving effect to the Fourth Amendment, the representations and warranties made by such Guarantor in or pursuant to its Guaranty Agreement are true and correct in all material respects on and as of the date hereof, as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                                                                                                                    13

    Each of the Guarantors hereby makes, affirms and ratifies in favor of the Lenders and the Agent its Guaranty Agreement.

    In furtherance of the foregoing, each of the Guarantors shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Confirmation Agreement.

    Each of the Guarantors acknowledges and agrees that a telecopy transmission to Agent or any Lender of signature pages hereof purporting to be signed on behalf of such Guarantor shall constitute effective and binding execution and delivery hereof by such Guarantor.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGES - CONFIRMATION AGREEMENT
DATED JULY 12, 2004]

                                                                                                GUARANTORS:

                                                                                                PENN VIRGINIA RESOURCE PARTNERS, L.P.

                                                                                                By:  Penn Virginia Resource GP, LLC
                                                                                                        its general partner

                                                                                                By:  /s/ Frank A. Pici
                                                                                                Name:  Frank A. Pici
                                                                                                Title:    Vice President and Chief Financial Officer

                                                                                                LOADOUT LLC

                                                                                                By:  /s/ Frank A. Pici
                                                                                                Name:  Frank A. Pici
                                                                                                Title:    Vice President

                                                                                                WISE, LLC

                                                                                                By:  /s/ Frank A. Pici
                                                                                                Name:  Frank A. Pici
                                                                                                Title:    Vice President

                                                                                                K RAIL, LLC

                                                                                                By:  /s/ Frank A. Pici
                                                                                                Name:  Frank A. Pici
                                                                                                Title:    Vice President

[SIGNATURE PAGES - CONFIRMATION AGREEMENT
DATED JULY 12, 2004]

                                                                                                SUNCREST RESOURCES, LLC

                                                                                                By:  /s/ Frank A. Pici
                                                                                                Name:  Frank A. Pici
                                                                                                Title:    Vice President

                                                                                                FIELDCREST RESOURCES, LLC

                                                                                                By:  /s/ Frank A. Pici
                                                                                                Name:  Frank A. Pici
                                                                                                Title:    Vice President